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                                                                   EXHIBIT 23.17


                                  {LETTERHEAD}






               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


         We hereby consent to the use in this Registration Statement of our report included herein dated March 30, 1999, relating to the consolidated financial statements of TeleServices International Group Inc. and subsidiaries.



                                       /s/ Schumacher & Associates, Inc., CPA's
                                       ----------------------------------------
                                           Schumacher & Associates, Inc., CPA's

Denver, Colorado
May 6, 1999